                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (Date of earliest event reported): OCTOBER 18, 2001



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



        1-12733                                      41-1746238
(Commission File Number)                 (I.R.S. Employer Identification No.)


             4508 IDS CENTER, MINNEAPOLIS, MINNESOTA      55402
             (Address of Principal Executive Offices)   (Zip Code)


                                 (612) 342-2310
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Item 9.     Furnished Information

     On October 18, 2001, the Registrant issued a press release announcing operating results for the third quarter and the nine months ended September 30, 2001 and fourth quarter restructuring activity. A copy of this press release follows below:

DATE: October 18, 2001

FROM:                                        FOR:
Padilla Speer Beardsley Inc.                 Tower Automotive, Inc.
224 Franklin Avenue West                     5211 Cascade Road S.E., Suite 300
Minneapolis, Minnesota 55404                 Grand Rapids, Michigan 49546

John Mackay (612) 871-8877                   Anthony Barone (616) 802-1600

FOR IMMEDIATE RELEASE

                  TOWER AUTOMOTIVE ANNOUNCES OPERATING RESULTS
         FOR THE THIRD QUARTER AND NINE MONTHS ENDED SEPTEMBER 30, 2001;
                      FOURTH QUARTER RESTRUCTURING ACTIVITY

     GRAND RAPIDS, Mich., Oct. 18-- Tower Automotive, Inc. (NYSE: TWR), today announced operating results for the third quarter and nine months ended September 30, 2001.

     For the third quarter of 2001, revenues were $558 million, a 4 percent increase, compared with $536 million in the 2000 period. Revenues for the third quarter of 2001 included revenues for our Asia operations of $104 million, which were not consolidated in the 2000 period. Operating income declined 43 percent to $16 million from $28 million reported last year. Net loss for the third quarter of 2001 was $1 million, or 3 cents per diluted share outstanding, versus net income of $10 million, or 21 cents per diluted share, before extraordinary loss, in the comparable 2000 period. For the nine months ended September 30, 2001, revenues were $1.8 billion, a 5 percent decrease, compared with $1.9 billion in the same period for 2000. Revenues for the nine months ended September 30, 2001, included revenues for Asia operations of $270 million, which were not included in the same period for 2000. Operating income declined 44 percent to $98 million from $175 million reported last year. Net income for the nine months ended September 30, 2001 was $28 million, or 63 cents per diluted share outstanding, versus $86 million, or $1.54 per diluted share, before extraordinary loss, in the comparable 2000 period.

     In commenting on third-quarter and nine-month results, Dug Campbell, president and chief executive officer of Tower Automotive, said, "This year has continued to prove to be the most difficult year in Tower Automotive's history. Our third quarter results were impacted by unplanned volume declines in our U.S. and Canada region and continued new product launch costs during the quarter. Third quarter performance has further contributed to weak performance year-to-date when compared to the 2000 period. Excluding our Asia operations in Korea and China, which were not consolidated in 2000, sales for the third quarter 2001 and the nine-month period ended September 30, 2001, as compared to the same corresponding periods in 2000, were both down by approximately 15 percent.

     "Despite the sales and earnings shortfall relative to 2000, we have continued to reduce debt through effective management of working capital and the successful completion of the $40 million private placement of our common stock and the $126 million operating lease financing for the Dodge Ram frame assembly completed during the quarter. Debt reduction during the third quarter and nine months of 2001 was $106 million and $270 million, respectively. We continue to remain in compliance with all debt covenants and will work to ensure that no debt covenant relief will be required."

     The company also announced that it will be relocating stamping and assembly operations currently performed at its Sebewaing, Mich., facility to other Tower Automotive locations, resulting in the closing of the Sebewaing facility by March 2002. This restructuring activity will result in a fourth-quarter pre-tax charge of approximately $95 million, which includes a cash portion of approximately $23 million and a non-cash portion of approximately $72 million. Based on prevailing economic conditions, the company will continue its evaluation for potential additional fourth-quarter restructuring activities and asset valuation issues.

     "The closing of our Sebewaing facility is the result of a slowdown in sales volumes throughout the company. In consolidating our stamping operations, we can utilize our existing capacity more efficiently to enhance the value of the operations," said Campbell. "Although this is a necessary move for the company, it is a very difficult decision."

     Tower Automotive, Inc., produces a broad range of assemblies and modules for vehicle structures and suspension systems for the automotive manufacturers, including Ford, DaimlerChrysler, GM, Honda, Toyota, Nissan, Auto Alliance, Fiat, Kia, Hyundai, BMW and Volkswagen. Products include body structural assemblies such as pillars and package trays, control arms, suspension links, engine cradles and full frame assemblies. The company is based in Grand Rapids, Mich., and has its corporate office in Minneapolis, Minn.

     This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the anticipated results as a consequence of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which Tower Automotive operates, and other risks detailed from time to time in the company's Securities and Exchange Commission filings.

                     TOWER AUTOMOTIVE, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
          (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS - UNAUDITED)


                                                                 Three Months Ended                       Nine Months Ended
                                                                     September 30,                           September 30,
                                                            -------------------------------         -------------------------------
                                                               2001                2000                2001                2000
                                                            -----------         -----------         -----------         -----------
Revenues                                                    $   557,785         $   536,210         $ 1,828,568         $ 1,902,594

Cost of sales                                                   502,366             471,482           1,608,617           1,611,773
                                                            -----------         -----------         -----------         -----------

  Gross profit                                                   55,419              64,728             219,951             290,821

Selling, general and administrative
    expenses                                                     33,002              31,535             103,321              99,622

Amortization expense                                              6,232               5,576              18,440              15,793
                                                            -----------         -----------         -----------         -----------

  Operating income                                               16,185              27,617              98,190             175,406

Interest expense, net                                            19,082              16,405              58,925              43,136
                                                            -----------         -----------         -----------         -----------

  Income (loss) before provision for
     income taxes                                                (2,897)             11,212              39,265             132,270

Provision for income taxes                                       (2,771)              4,484              13,701              52,908
                                                            -----------         -----------         -----------         -----------

  Income (loss) before equity in earnings of
    joint ventures and minority interest                           (126)              6,728              25,564              79,362

Equity in earnings of joint ventures                              3,120               5,844              12,291              14,864

Minority interest                                                (4,358)             (2,619)             (9,686)             (7,857)
                                                            -----------         -----------         -----------         -----------

   Income (loss) before extraordinary item                       (1,364)              9,953              28,169              86,369

Extraordinary loss on early
    extinguishments of debt, net                                      -               2,988                   -               2,988
                                                            -----------         -----------         -----------         -----------

      Net income (loss)                                     $    (1,364)        $     6,965         $    28,169         $    83,381
                                                            ===========         ===========         ===========         ===========

Basic earnings (loss) per common share:
    Income before extraordinary loss                        $     (0.03)        $      0.21         $      0.63         $      1.81
    Extraordinary loss                                                -               (0.06)                  -               (0.06)
                                                            -----------         -----------         -----------         -----------
       Net income (loss)                                    $     (0.03)        $      0.15         $      0.63         $      1.75
                                                            ===========         ===========         ===========         ===========

Basic shares outstanding                                         45,784              47,986              44,770              47,649
                                                            ===========         ===========         ===========         ===========

Diluted earnings (loss) per common share:
    Income before extraordinary loss                        $     (0.03)        $      0.21         $      0.63         $      1.54
    Extraordinary loss                                                -               (0.06)                  -               (0.05)
                                                            -----------         -----------         -----------         -----------
       Net income (loss)                                    $     (0.03)        $      0.15         $      0.63         $      1.49
                                                            ===========         ===========         ===========         ===========

Diluted shares outstanding                                       45,784              48,411              45,044              64,284
                                                            ===========         ===========         ===========         ===========

                     TOWER AUTOMOTIVE, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             (AMOUNTS IN THOUSANDS)

                                                                     September 30,         December 31,
                             Assets                                       2001                 2000
------------------------------------------------------------------    -----------          -----------
                                                                      (unaudited)
Current assets:
       Cash and cash equivalents                                      $    15,960          $     3,373
       Accounts receivable                                                274,628              278,707
       Subordinated interest in accounts receivable                             -                    -
       Inventories                                                        115,445              132,478
       Prepaid tooling and other                                          116,632              222,119
                                                                      -----------          -----------
             Total current assets                                         522,665              636,677
                                                                      -----------          -----------

Property, plant and equipment, net                                      1,190,306            1,111,780
Investments in joint ventures                                             287,331              267,217
Goodwill and other assets, net                                            881,944              877,073
                                                                      -----------          -----------
                                                                      $ 2,882,246          $ 2,892,747
                                                                      ===========          ===========

            Liabilities and Stockholders' Investment

Current liabilities:
       Current maturities of long-term debt and capital lease
          obligations                                                 $   165,548          $   149,066
       Accounts payable                                                   352,476              248,389
       Accrued liabilities                                                253,272              175,219
                                                                      -----------          -----------
             Total current liabilities                                    771,296              572,674
                                                                      -----------          -----------

Long-term debt, net of current maturities                                 650,836              933,442
Obligations under capital leases, net of current maturities                 5,325                8,458
Convertible subordinated notes                                            200,000              200,000
Deferred income taxes                                                      37,052               33,884
Other noncurrent liabilities                                              202,011              185,444
                                                                      -----------          -----------
          Total noncurrent liabilities                                  1,095,224            1,361,228
                                                                      -----------          -----------

Mandatorily redeemable trust convertible preferred securities             258,750              258,750

Stockholders' investment:
       Preferred stock                                                          -                    -
       Common stock                                                           480                  476
       Additional paid-in capital                                         456,615              450,455
       Retained earnings                                                  336,125              307,956
       Deferred compensation plans                                        (15,571)              (8,942)
       Accumulated other comprehensive loss                               (20,673)              (9,672)
       Treasury stock, at cost                                                  -              (40,178)
                                                                      -----------          -----------
             Total stockholders' investment                               756,976              700,095
                                                                      -----------          -----------
                                                                      $ 2,882,246          $ 2,892,747
                                                                      ===========          ===========

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 TOWER AUTOMOTIVE, INC.



Date: October 18, 2001       By: /s/ Anthony A. Barone
                                 -----------------------------------------------
                             Name: Anthony A. Barone
                             Title: Vice President and Chief Financial Officer
                                    (Principal Accounting and Financial Officer)